UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-1512

Oppenheimer Capital Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 11/30/2015

Item 1. Schedule of Investments.

CONSOLIDATED STATEMENT OF INVESTMENTS November 30, 2015 Unaudited

	Shares	Value

Common Stocks—32.9%

Consumer Discretionary—1.9%

Hotels, Restaurants & Leisure—0.5%

Brinker International, Inc.	289,394	$13,202,154

Media—1.1%

Cinemark Holdings, Inc.	425,890	14,778,383

DISH Network Corp., Cl. A1	236,945	14,858,821

		29,637,204

Multiline Retail—0.3%

Target Corp.	108,939	7,898,078

Consumer Staples—2.1%

Beverages—0.7%

Coca-Cola Co. (The)	420,630	17,927,251

Tobacco—1.4%

Altria Group, Inc.	514,235	29,619,936

Philip Morris International, Inc.	83,950	7,336,390

		36,956,326

Energy—2.6%

Energy Equipment & Services—0.3%

Schlumberger Ltd.	85,040	6,560,836

Oil, Gas & Consumable Fuels—2.3%

Canadian Natural Resources Ltd.	132,812	3,216,249

Chevron Corp.	73,240	6,688,277

ConocoPhillips	208,556	11,272,452

EOG Resources, Inc.	147,174	12,278,727

Exxon Mobil Corp.	42,100	3,437,886

Noble Energy, Inc.	408,618	14,984,022

Occidental Petroleum Corp.	59,600	4,505,164

Valero Energy Corp.	74,220	5,333,449

		61,716,226

Financials—6.4%

Capital Markets—0.3%

Goldman Sachs Group, Inc. (The)	41,430	7,872,529

Commercial Banks—1.6%

Citigroup, Inc.	138,620	7,497,956

JPMorgan Chase & Co.	99,720	6,649,329

M&T Bank Corp.	72,330	9,065,119

Wells Fargo & Co.	374,240	20,620,624

		43,833,028

Insurance—2.2%

ACE Ltd.	221,880	25,482,918

Allstate Corp. (The)	229,180	14,383,337

Unum Group	526,630	19,316,788

		59,183,043

1      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Real Estate Investment Trusts (REITs)—2.3%

American Assets Trust, Inc.	224,650	$8,943,316

Blackstone Mortgage Trust, Inc., Cl. A	663,760	19,182,664

Macerich Co. (The)	52,810	4,127,102

Outfront Media, Inc.	6,319	144,389

Starwood Property Trust, Inc.	1,384,520	28,147,292

		60,544,763

Health Care—5.2%

Biotechnology—0.2%

Baxalta, Inc.	199,440	6,856,747

Health Care Equipment & Supplies—0.1%

Medtronic plc	47,140	3,551,528

Health Care Providers & Services—2.0%

Express Scripts Holding Co.[1]	102,800	8,787,344

HCA Holdings, Inc.[1]	41,449	2,821,019

UnitedHealth Group, Inc.	205,264	23,135,305

Universal Health Services, Inc., Cl. B	145,523	17,683,955

		52,427,623

Pharmaceuticals—2.9%

Allergan plc[1]	58,110	18,240,148

Merck & Co., Inc.	321,710	17,053,847

Novartis AG, ADR	257,620	21,959,529

Roche Holding AG	73,792	19,727,956

		76,981,480

Industrials—5.5%

Aerospace & Defense—3.1%

Honeywell International, Inc.	284,590	29,583,130

Lockheed Martin Corp.	166,550	36,501,098

Northrop Grumman Corp.	84,580	15,762,329

		81,846,557

Airlines—0.2%

United Continental Holdings, Inc.[1]	103,016	5,741,082

Commercial Services & Supplies—1.2%

Republic Services, Inc., Cl. A	444,200	19,513,706

Tyco International plc	372,010	13,135,673

		32,649,379

Machinery—0.3%

Flowserve Corp.	190,500	8,808,720

Road & Rail—0.3%

Union Pacific Corp.	86,280	7,243,206

Trading Companies & Distributors—0.4%

AerCap Holdings NV1	244,906	11,128,528

2      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Information Technology—3.6%

Communications Equipment—1.5%

Cisco Systems, Inc.	203,742	$5,551,970

Juniper Networks, Inc.	557,301	16,791,479

QUALCOMM, Inc.	260,570	12,713,210

Telefonaktiebolaget LM Ericsson, ADR	472,651	4,579,988

		39,636,647

Internet Software & Services—0.7%

Alphabet, Inc., Cl. A1	25,810	19,689,158

Semiconductors & Semiconductor Equipment—0.7%

Xilinx, Inc.	397,162	19,734,980

Technology Hardware, Storage & Peripherals—0.7%

Apple, Inc.	150,845	17,844,964

Materials—2.2%

Chemicals—1.5%

Celanese Corp.	189,753	13,425,025

LyondellBasell Industries NV, Cl. A	183,316	17,565,339

Methanex Corp.	252,120	9,888,146

		40,878,510

Containers & Packaging—0.7%

Packaging Corp. of America	106,890	7,267,451

Sonoco Products Co.	270,220	11,841,041

		19,108,492

Telecommunication Services—1.6%

Diversified Telecommunication Services—1.6%

AT&T, Inc.	645,480	21,733,312

BCE, Inc.	470,590	20,263,605

		41,996,917

Utilities—1.8%

Electric Utilities—1.3%

Edison International	201,330	11,950,949

NextEra Energy, Inc.	105,635	10,548,711

PPL Corp.	388,791	13,234,446

		35,734,106

Multi-Utilities—0.5%

CMS Energy Corp.	376,260	13,176,625

Total Common Stocks (Cost $852,990,829)		880,366,687

Preferred Stocks—0.2%

M&T Bank Corp., 6.375% Cum., Series A, Non-Vtg.	1,833	1,869,660

M&T Bank Corp., 6.375% Cum., Series C, Non-Vtg.	4,500	4,590,000

Total Preferred Stocks (Cost $6,345,341)		6,459,660

3      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Asset-Backed Securities—11.2%

Auto Loan—5.1%

American Credit Acceptance Receivables Trust:
Series 2013-2,Cl. B, 2.84%, 5/15/19[2]	$ 810,618	$812,638
Series 2014-1,Cl. B, 2.39%, 11/12/19[2]	2,269,466	2,274,760
Series 2014-2,Cl. B, 2.26%, 3/10/20[2]	725,000	725,963
Series 2014-3,Cl. B, 2.43%, 6/10/20[2]	3,110,000	3,092,593
Series 2014-4,Cl. B, 2.60%, 10/12/20[2]	875,000	866,905
Series 2015-1,Cl. B, 2.85%, 2/12/21[2]	2,395,000	2,364,031
Series 2015-3,Cl. B, 3.56%, 10/12/21[3]	2,130,000	2,122,125

AmeriCredit Automobile Receivables Trust:
Series 2012-2,Cl. E, 4.85%, 8/8/19[2]	1,885,000	1,918,458
Series 2012-4,Cl. D, 2.68%, 10/9/18	2,570,000	2,595,816
Series 2012-5,Cl. D, 2.35%, 12/10/18	2,750,000	2,769,529
Series 2013-2,Cl. E, 3.41%, 10/8/20[2]	1,735,000	1,753,877
Series 2013-3,Cl. E, 3.74%, 12/8/20[2]	930,000	932,852
Series 2013-4,Cl. D, 3.31%, 10/8/19	415,000	422,441
Series 2013-5,Cl. D, 2.86%, 12/9/19	3,125,000	3,156,285
Series 2014-1,Cl. D, 2.54%, 6/8/20	2,680,000	2,685,976
Series 2014-1,Cl. E, 3.58%, 8/9/21	2,040,000	2,037,699
Series 2014-2,Cl. D, 2.57%, 7/8/20	2,795,000	2,777,494
Series 2014-2,Cl. E, 3.37%, 11/8/21	2,200,000	2,173,713
Series 2014-3,Cl. D, 3.13%, 10/8/20	2,595,000	2,615,308
Series 2014-4,Cl. D, 3.07%, 11/9/20	1,860,000	1,855,480
Series 2015-2,Cl. C, 2.40%, 1/8/21	635,000	634,027
Series 2015-2,Cl. D, 3.00%, 6/8/21	425,000	421,570
Series 2015-3,Cl. D, 3.34%, 8/8/21	1,210,000	1,200,893
Series 2015-4,Cl. D, 3.72%, 12/8/21	1,310,000	1,313,008

California Republic Auto Receivables Trust:
Series 2013-2,Cl. C, 3.32%, 8/17/20	1,105,000	1,132,462
Series 2014-2,Cl. C, 3.29%, 3/15/21	415,000	413,996
Series 2014-4,Cl. C, 3.56%, 9/15/21	625,000	625,412

Capital Auto Receivables Asset Trust:
Series 2013-1,Cl. D, 2.19%, 9/20/21	725,000	724,573
Series 2013-4,Cl. D, 3.22%, 5/20/19	505,000	511,806
Series 2014-1,Cl. D, 3.39%, 7/22/19	580,000	590,005
Series 2014-3,Cl. D, 3.14%, 2/20/20	900,000	899,961
Series 2015-1,Cl. D, 3.16%, 8/20/20	1,020,000	1,010,970
Series 2015-2,Cl. C, 2.67%, 8/20/20	1,010,000	1,004,779
Series 2015-4,Cl. D, 3.62%, 5/20/21	1,725,000	1,711,348

CarFinance Capital Auto Trust:
Series 2013-2A,Cl. B, 3.15%, 8/15/19[2]	2,825,000	2,845,089
Series 2014-1A,Cl. A, 1.46%, 12/17/18[2]	223,596	223,463
Series 2015-1A,Cl. A, 1.75%, 6/15/21[2]	1,033,560	1,023,264

CarMax Auto Owner Trust:
Series 2015-2,Cl. D, 3.04%, 11/15/21	655,000	653,267
Series 2015-3,Cl. D, 3.27%, 3/15/22	1,215,000	1,218,847

CPS Auto Receivables Trust:
Series 2012-B,Cl. A, 2.52%, 9/16/19[2]	376,167	377,132
Series 2014-A,Cl. A, 1.21%, 8/15/18[2]	920,632	918,633
Series 2014-C,Cl. A, 1.31%, 2/15/19[2]	957,822	951,911

CPS Auto Trust, Series 2012-C, Cl. A, 1.82%, 12/16/19[2]	144,667	144,063

Credit Acceptance Auto Loan Trust:
Series 2013-1A,Cl. B, 1.83%, 4/15/21[2]	980,000	980,428

4      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Auto Loan (Continued)

Credit Acceptance Auto Loan Trust (Continued)
Series 2014-1A,Cl. B, 2.29%, 4/15/22[2]	$ 1,290,000	$1,289,025
Series 2014-2A,Cl. B, 2.67%, 9/15/22[2]	910,000	912,588
Series 2015-1A,Cl. C, 3.30%, 7/17/23[2]	1,405,000	1,392,347
Series 2015-2A,Cl. B, 3.04%, 8/15/23[2]	2,225,000	2,225,159

Drive Auto Receivables Trust:
Series 2015-AA,Cl. C, 3.06%, 5/17/21[2]	1,550,000	1,548,226
Series 2015-BA,Cl. C, 2.76%, 7/15/21[2]	1,950,000	1,937,672
Series 2015-DA,Cl. C, 3.38%, 11/15/21[2]	1,660,000	1,658,905

DT Auto Owner Trust:
Series 2013-1A,Cl. D, 3.74%, 5/15/20[2]	750,000	755,017
Series 2013-2A,Cl. D, 4.18%, 6/15/20[2]	2,390,000	2,415,295
Series 2014-1A,Cl. D, 3.98%, 1/15/21[2]	1,785,000	1,792,228
Series 2014-2A,Cl. D, 3.68%, 4/15/21[2]	2,745,000	2,726,040
Series 2014-3A,Cl. D, 4.47%, 11/15/21[2]	1,240,000	1,243,266
Series 2015-1A,Cl. C, 2.87%, 11/16/20[2]	1,100,000	1,098,301

Exeter Automobile Receivables Trust:
Series 2012-2A,Cl. C, 3.06%, 7/16/18[2]	185,000	185,170
Series 2014-1A,Cl. B, 2.42%, 1/15/19[2]	1,160,000	1,161,235
Series 2014-1A,Cl. C, 3.57%, 7/15/19[2]	1,160,000	1,163,664
Series 2014-2A,Cl. A, 1.06%, 8/15/18[2]	147,104	146,780
Series 2014-2A,Cl. B, 2.17%, 5/15/19[2]	2,000,000	1,985,277
Series 2014-2A,Cl. C, 3.26%, 12/16/19[2]	565,000	557,918

First Investors Auto Owner Trust:
Series 2012-1A,Cl. C, 3.54%, 11/15/17[2]	163,809	164,168
Series 2012-1A,Cl. D, 5.65%, 4/15/18[2]	770,000	773,499
Series 2013-3A,Cl. B, 2.32%, 10/15/19[2]	1,840,000	1,849,508
Series 2013-3A,Cl. C, 2.91%, 1/15/20[2]	785,000	789,235
Series 2013-3A,Cl. D, 3.67%, 5/15/20[2]	580,000	582,579
Series 2014-1A,Cl. D, 3.28%, 4/15/21[2]	1,705,000	1,690,571
Series 2014-3A,Cl. D, 3.85%, 2/15/22[2]	860,000	864,613

Flagship Credit Auto Trust:
Series 2014-1,Cl. A, 1.21%, 4/15/19[2]	439,788	438,552
Series 2014-2,Cl. A, 1.43%, 12/16/19[2]	1,030,380	1,023,392

GM Financial Automobile Leasing Trust, Series 2015-1, Cl. D, 3.01%, 3/20/20	1,505,000	1,493,158

GO Financial Auto Securitization Trust, Series 2015-1, Cl. A, 1.81%, 3/15/18[2]	798,146	797,460

Navistar Financial Dealer Note Master Trust, Series 2014-1, Cl. D, 2.521%, 10/25/19[2,4]	705,000	700,364

Santander Drive Auto Receivables Trust:
Series 2013-1,Cl. D, 2.27%, 1/15/19	895,000	897,548
Series 2013-3,Cl. D, 2.42%, 4/15/19	535,000	535,446
Series 2013-4,Cl. D, 3.92%, 1/15/20	2,155,000	2,213,906
Series 2013-4,Cl. E, 4.67%, 1/15/20[2]	2,055,000	2,112,063
Series 2013-5,Cl. D, 2.73%, 10/15/19	2,450,000	2,466,087
Series 2013-A,Cl. E, 4.71%, 1/15/21[2]	1,530,000	1,571,276
Series 2014-1,Cl. C, 2.36%, 4/15/20	3,985,000	3,994,871
Series 2014-1,Cl. D, 2.91%, 4/15/20	1,025,000	1,031,426
Series 2014-2,Cl. D, 2.76%, 2/18/20	870,000	868,680
Series 2014-4,Cl. D, 3.10%, 11/16/20	1,875,000	1,883,455
Series 2014-5,Cl. D, 3.21%, 1/15/21	2,265,000	2,288,244
Series 2015-1,Cl. D, 3.24%, 4/15/21	1,600,000	1,599,093

5      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Auto Loan (Continued)

Santander Drive Auto Receivables Trust (Continued)
Series 2015-2,Cl. C, 2.44%, 4/15/21	$ 1,150,000	$1,145,416
Series 2015-2,Cl. D, 3.02%, 4/15/21	1,750,000	1,717,471
Series 2015-3,Cl. D, 3.49%, 5/17/21	2,240,000	2,234,213
Series 2015-4,Cl. D, 3.53%, 8/16/21	1,815,000	1,813,350
Series 2015-5,Cl. C, 2.74%, 12/15/21	1,335,000	1,332,161

SNAAC Auto Receivables Trust:
Series 2013-1A,Cl. C, 3.07%, 8/15/18[2]	582,036	585,228
Series 2014-1A,Cl. A, 1.03%, 9/17/18[2]	140,425	140,399
Series 2014-1A,Cl. D, 2.88%, 1/15/20[2]	730,000	732,179

TCF Auto Receivables Owner Trust:
Series 2014-1A,Cl. C, 3.12%, 4/15/21[2]	525,000	523,880
Series 2015-1A,Cl. D, 3.53%, 3/15/22[2]	1,075,000	1,078,976

United Auto Credit Securitization Trust, Series 2015-1, Cl. D, 2.92%, 6/17/19[2]	1,410,000	1,402,856

Westlake Automobile Receivables Trust:
Series 2014-1A,Cl. D, 2.20%, 2/15/21[2]	775,000	766,451
Series 2014-2A,Cl. D, 2.86%, 7/15/21[2]	940,000	926,088
Series 2015-1A,Cl. C, 2.29%, 11/16/20[2]	795,000	788,583
Series 2015-2A,Cl. C, 2.45%, 1/15/21[2]	1,420,000	1,406,014

		136,901,422

Credit Card—0.1%

Citibank Credit Card Issuance Trust, Series 2013-A6, Cl. A6, 1.32%, 9/7/18	2,300,000	2,307,418

Equipment—0.2%

CLI Funding V LLC, Series 2014-2A, Cl. A, 3.38%, 10/18/29[2]	1,649,324	1,635,191

Cronos Containers Program I Ltd., Series 2014-2A, Cl. A, 3.27%, 11/18/29[2]	1,177,778	1,156,843

FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[2]	271,155	269,003

Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[2]	812,168	816,196

		3,877,233

Home Equity Loan—3.2%

American Credit Acceptance Receivables Trust, Series 2015-2, Cl. B, 2.97%, 5/12/21[2]	2,435,000	2,400,614

Bear Stearns Structured Products Trust:
Series 2007-EMX1,Cl. A2, 1.521%, 3/25/37[2,4]	5,900,000	5,446,604
Series 2007-EMX1,Cl. M1, 2.221%, 3/25/37[2,4]	8,000,000	7,144,554

GSAMP Trust, Series 2005-HE4, Cl. M3, 0.741%, 7/25/45[4]	13,300,000	10,987,014

JP Morgan Mortgage Acquisition Corp., Series 2005-OPT2, Cl. M2, 0.671%, 12/25/35[4]	5,480,000	4,926,925

Long Beach Mortgage Loan Trust, Series 2005-WL3, Cl. M1, 0.651%, 11/25/35[4]	2,390,000	2,064,041

Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-NC1, Cl. M1, 0.601%, 12/25/35[4]	12,287,000	10,400,966

New Century Home Equity Loan Trust:
Series 2005-1,Cl. M2, 0.941%, 3/25/35[4]	12,776,914	11,235,497
Series 2005-2,Cl. M3, 0.711%, 6/25/35[4]	5,500,000	4,552,282

RAMP Trust, Series 2006-EFC1, Cl. M2, 0.621%, 2/25/36[4]	5,490,000	4,551,321

SG Mortgage Securities Trust, Series 2005-OPT1, Cl. M2, 0.671%, 10/25/35[4]	6,129,000	5,100,104

6      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Home Equity Loan (Continued)

Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-GEL2, Cl. A2, 0.541%, 5/25/37[2,4]	$ 18,685,461	$17,165,508

		85,975,430

Loans: Other—2.6%

Aircraft Lease Securitisation Ltd., Series 2007-1A, Cl. G3, 0.453%, 5/10/32[3,4]	8,092,256	7,991,103

Airspeed Ltd.:
Series 2007-1A,Cl. G1, 0.467%, 6/15/32[3,4]	35,008,001	28,619,040
Series 2007-1A,Cl. G2, 0.477%, 6/15/32[3,4]	8,795,096	7,299,930

Blade Engine Securitization Ltd.:
Series 2006-1A,Cl. A1, 1.197%, 9/15/41[3,4]	1,516,273	1,091,716
Series 2006-1A,Cl. B, 3.197%, 9/15/41[3,4]	6,794,570	2,513,991
Series 2006-1AW,Cl. A1, 0.497%, 9/15/41[3,4]	20,848,748	15,011,099

Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[2]	1,799,729	1,782,149

Raspro Trust, Series 2005-1A, Cl. G, 0.745%, 3/23/24[3,4]	6,788,977	6,449,529

		70,758,557

Total Asset-Backed Securities (Cost $303,255,384)		299,820,060

Mortgage-Backed Obligations—15.6%

Government Agency—10.7%

FHLMC/FNMA/FHLB/Sponsored—6.0%

Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 5/1/19	517,010	535,982
5.00%, 12/1/34	64,181	71,427
6.00%, 5/1/18	98,821	101,430
6.50%, 7/1/28-4/1/34	170,271	194,279
7.00%, 10/1/31	180,828	201,387
8.00%, 4/1/16	210	210
9.00%, 8/1/22-5/1/25	10,630	11,718

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183,Cl. IO, 11.571%, 4/1/27[5]	124,323	27,251
Series 192,Cl. IO, 5.56%, 2/1/28[5]	40,101	8,504
Series 243,Cl. 6, 0.00%, 12/15/32[5,6]	134,353	26,414

Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	3,633,297	3,656,810

Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.113%, 6/1/26[7]	44,010	41,155

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2034,Cl. Z, 6.50%, 2/15/28	94,873	108,245
Series 2043,Cl. ZP, 6.50%, 4/15/28	418,662	464,591
Series 2053,Cl. Z, 6.50%, 4/15/28	82,988	94,664
Series 2279,Cl. PK, 6.50%, 1/15/31	178,367	203,524
Series 2326,Cl. ZP, 6.50%, 6/15/31	78,252	87,197
Series 2426,Cl. BG, 6.00%, 3/15/17	131,281	134,844
Series 2427,Cl. ZM, 6.50%, 3/15/32	301,102	343,000
Series 2461,Cl. PZ, 6.50%, 6/15/32	397,318	452,943
Series 2564,Cl. MP, 5.00%, 2/15/18	891,032	922,228
Series 2585,Cl. HJ, 4.50%, 3/15/18	497,051	513,751

7      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates (Continued)
Series 2626,Cl. TB, 5.00%, 6/15/33	$ 443,286	$476,666
Series 2635,Cl. AG, 3.50%, 5/15/32	99,911	104,035
Series 2707,Cl. QE, 4.50%, 11/15/18	498,261	517,244
Series 2770,Cl. TW, 4.50%, 3/15/19	66,669	69,356
Series 3010,Cl. WB, 4.50%, 7/15/20	312,636	326,798
Series 3025,Cl. SJ, 24.028%, 8/15/35[4]	50,877	81,136
Series 3030,Cl. FL, 0.597%, 9/15/35[4]	696,226	698,646
Series 3645,Cl. EH, 3.00%, 12/15/20	33,385	34,185
Series 3741,Cl. PA, 2.15%, 2/15/35	2,086,753	2,111,814
Series 3815,Cl. BD, 3.00%, 10/15/20	56,723	57,856
Series 3822,Cl. JA, 5.00%, 6/15/40	259,547	275,866
Series 3840,Cl. CA, 2.00%, 9/15/18	43,216	43,647
Series 3848,Cl. WL, 4.00%, 4/15/40	849,142	892,517
Series 3857,Cl. GL, 3.00%, 5/15/40	67,427	69,636
Series 4221,Cl. HJ, 1.50%, 7/15/23	1,691,834	1,684,172

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2130,Cl. SC, 49.714%, 3/15/29[5]	117,749	26,765
Series 2796,Cl. SD, 48.673%, 7/15/26[5]	168,303	32,136
Series 2815,Cl. PT, 0.00%, 11/15/32[5,6]	1,506,571	84,994
Series 2920,Cl. S, 47.793%, 1/15/35[5]	963,396	184,977
Series 2922,Cl. SE, 5.563%, 2/15/35[5]	234,773	43,674
Series 2937,Cl. SY, 15.078%, 2/15/35[5]	2,886,549	579,855
Series 2981,Cl. AS, 0.656%, 5/15/35[5]	1,988,843	408,239
Series 3201,Cl. SG, 3.356%, 8/15/36[5]	836,513	165,997
Series 3397,Cl. GS, 13.32%, 12/15/37[5]	498,887	97,077
Series 3424,Cl. EI, 8.387%, 4/15/38[5]	191,692	23,815
Series 3450,Cl. BI, 7.61%, 5/15/38[5]	1,153,895	191,672
Series 3606,Cl. SN, 0.837%, 12/15/39[5]	499,388	90,623

Federal National Mortgage Assn.:
3.00%, 12/1/30[8]	34,725,000	35,955,297
3.50%, 11/1/45[8]	1,310,000	1,357,181
4.00%, 12/1/45[8]	44,055,000	46,747,171
4.50%, 12/1/30[8]	1,030,000	1,066,211
5.00%, 12/1/45[8]	16,810,000	18,543,794
6.00%, 12/1/45[8]	6,075,000	6,882,743

Federal National Mortgage Assn. Pool:
3.50%, 12/1/20-2/1/22	1,964,696	2,066,027
5.00%, 3/1/21	113,419	118,902
5.50%, 2/1/35-4/1/39	1,829,251	2,051,693
6.50%, 5/1/17-11/1/31	662,549	738,923
7.00%, 11/1/17-7/1/35	45,656	50,042
7.50%, 1/1/33-3/1/33	2,201,926	2,652,567
8.50%, 7/1/32	7,451	8,061

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222,Cl. 2, 18.429%, 6/25/23[5]	276,282	47,994
Series 252,Cl. 2, 37.001%, 11/25/23[5]	260,436	54,831
Series 303,Cl. IO, 32.911%, 11/25/29[5]	109,482	26,375
Series 308,Cl. 2, 26.582%, 9/25/30[5]	251,794	54,598

8      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security (Continued)
Series 320,Cl. 2, 7.852%, 4/25/32[5]	$ 936,207	$245,762
Series 321,Cl. 2, 0.00%, 4/25/32[5,6]	703,820	149,637
Series 331,Cl. 9, 9.503%, 2/25/33[5]	268,423	59,579
Series 334,Cl. 17, 16.693%, 2/25/33[5]	148,667	29,667
Series 339,Cl. 12, 0.00%, 6/25/33[5,6]	503,297	108,950
Series 339,Cl. 7, 0.00%, 11/25/33[5,6]	607,717	127,876
Series 343,Cl. 13, 3.094%, 9/25/33[5]	519,831	104,509
Series 343,Cl. 18, 0.00%, 5/25/34[5,6]	144,802	28,952
Series 345,Cl. 9, 0.00%, 1/25/34[5,6]	232,653	48,100
Series 351,Cl. 10, 0.00%, 4/25/34[5,6]	165,761	31,404
Series 351,Cl. 8, 0.00%, 4/25/34[5,6]	281,086	53,934
Series 356,Cl. 10, 0.00%, 6/25/35[5,6]	204,926	41,098
Series 356,Cl. 12, 0.00%, 2/25/35[5,6]	100,667	20,558
Series 362,Cl. 13, 0.00%, 8/25/35[5,6]	360,517	77,218
Series 364,Cl. 16, 0.00%, 9/25/35[5,6]	423,269	75,391
Series 365,Cl. 16, 0.00%, 3/25/36[5,6]	1,035,071	208,459

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1993-87,Cl. Z, 6.50%, 6/25/23	239,658	264,290
Series 1998-61,Cl. PL, 6.00%, 11/25/28	120,740	136,998
Series 1999-54,Cl. LH, 6.50%, 11/25/29	181,699	206,828
Series 2001-51,Cl. OD, 6.50%, 10/25/31	326,422	363,305
Series 2003-100,Cl. PA, 5.00%, 10/25/18	1,452,414	1,511,535
Series 2003-130,Cl. CS, 13.658%, 12/25/33[4]	196,684	233,156
Series 2003-28,Cl. KG, 5.50%, 4/25/23	579,396	630,872
Series 2003-84,Cl. GE, 4.50%, 9/25/18	91,950	95,167
Series 2004-101,Cl. BG, 5.00%, 1/25/20	208,793	212,324
Series 2004-25,Cl. PC, 5.50%, 1/25/34	264,516	276,927
Series 2005-104,Cl. MC, 5.50%, 12/25/25	2,939,448	3,210,627
Series 2005-31,Cl. PB, 5.50%, 4/25/35	1,430,000	1,668,406
Series 2005-73,Cl. DF, 0.471%, 8/25/35[4]	1,425,898	1,432,043
Series 2006-11,Cl. PS, 23.756%, 3/25/36[4]	159,157	250,485
Series 2006-46,Cl. SW, 23.389%, 6/25/36[4]	120,643	162,841
Series 2006-50,Cl. KS, 23.39%, 6/25/36[4]	238,213	369,986
Series 2006-50,Cl. SK, 23.39%, 6/25/36[4]	41,161	63,217
Series 2008-75,Cl. DB, 4.50%, 9/25/23	393,047	406,171
Series 2009-113,Cl. DB, 3.00%, 12/25/20	1,084,382	1,106,859
Series 2009-36,Cl. FA, 1.161%, 6/25/37[4]	387,517	397,896
Series 2009-37,Cl. HA, 4.00%, 4/25/19	472,642	485,758
Series 2009-70,Cl. TL, 4.00%, 8/25/19	1,572,433	1,610,594
Series 2010-43,Cl. KG, 3.00%, 1/25/21	464,742	475,872
Series 2011-15,Cl. DA, 4.00%, 3/25/41	189,621	197,660
Series 2011-3,Cl. EL, 3.00%, 5/25/20	1,778,621	1,815,565
Series 2011-3,Cl. KA, 5.00%, 4/25/40	954,450	1,039,367
Series 2011-38,Cl. AH, 2.75%, 5/25/20	46,893	47,723
Series 2011-82,Cl. AD, 4.00%, 8/25/26	956,468	985,791

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-15,Cl. SA, 17.156%, 3/17/31[5]	86,985	10,885
Series 2001-65,Cl. S, 21.832%, 11/25/31[5]	249,210	56,343

9      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security (Continued)
Series 2001-81,Cl. S, 17.864%, 1/25/32[5]	$ 65,615	$18,814
Series 2002-47,Cl. NS, 25.244%, 4/25/32[5]	153,086	36,309
Series 2002-51,Cl. S, 25.426%, 8/25/32[5]	140,554	33,323
Series 2002-52,Cl. SD, 33.337%, 9/25/32[5]	197,992	47,772
Series 2002-60,Cl. SM, 24.18%, 8/25/32[5]	208,152	41,476
Series 2002-7,Cl. SK, 20.944%, 1/25/32[5]	63,391	12,896
Series 2002-75,Cl. SA, 26.294%, 11/25/32[5]	298,936	78,965
Series 2002-77,Cl. BS, 21.20%, 12/18/32[5]	129,454	30,356
Series 2002-77,Cl. SH, 28.714%, 12/18/32[5]	95,962	21,059
Series 2002-89,Cl. S, 45.821%, 1/25/33[5]	479,714	135,947
Series 2002-9,Cl. MS, 20.184%, 3/25/32[5]	83,525	19,640
Series 2002-90,Cl. SN, 25.08%, 8/25/32[5]	107,185	21,357
Series 2002-90,Cl. SY, 31.153%, 9/25/32[5]	51,262	10,057
Series 2003-33,Cl. SP, 23.585%, 5/25/33[5]	275,625	64,024
Series 2003-46,Cl. IH, 0.00%, 6/25/23[5,6]	514,202	67,704
Series 2004-54,Cl. DS, 37.154%, 11/25/30[5]	194,228	37,758
Series 2004-56,Cl. SE, 9.674%, 10/25/33[5]	376,639	78,654
Series 2005-12,Cl. SC, 8.373%, 3/25/35[5]	111,015	22,320
Series 2005-19,Cl. SA, 45.555%, 3/25/35[5]	2,262,026	500,572
Series 2005-40,Cl. SA, 46.894%, 5/25/35[5]	502,219	93,167
Series 2005-52,Cl. JH, 1.501%, 5/25/35[5]	1,239,703	230,706
Series 2005-6,Cl. SE, 55.302%, 2/25/35[5]	889,182	177,212
Series 2005-93,Cl. SI, 18.365%, 10/25/35[5]	587,644	102,383
Series 2008-55,Cl. SA, 0.00%, 7/25/38[5,6]	318,933	44,663
Series 2009-8,Cl. BS, 0.00%, 2/25/24[5,6]	273,486	13,104
Series 2011-96,Cl. SA, 5.721%, 10/25/41[5]	1,140,750	205,603
Series 2012-134,Cl. SA, 11.623%, 12/25/42[5]	3,514,937	870,632
Series 2012-40,Cl. PI, 0.00%, 4/25/41[5,6]	3,916,643	534,012

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 4.766%, 9/25/23[7]	107,893	102,826

		160,787,258

GNMA/Guaranteed—4.7%

Government National Mortgage Assn. I Pool:
8.50%, 8/15/17-12/15/17	8,891	9,174

Government National Mortgage Assn. II Pool:
3.50%, 12/15/45	94,170,000	98,376,379
4.00%, 12/15/45	26,495,000	28,149,388

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed
Security:
Series 2002-15,Cl. SM, 55.941%, 2/16/32[5]	257,852	49,124
Series 2002-41,Cl. GS, 13.452%, 6/16/32[5]	97,107	14,121
Series 2002-76,Cl. SY, 50.334%, 12/16/26[5]	617,790	123,897
Series 2007-17,Cl. AI, 19.44%, 4/16/37[5]	2,001,268	411,993
Series 2011-52,Cl. HS, 8.843%, 4/16/41[5]	2,297,804	441,319

		127,575,395

10      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Non-Agency—4.9%

Commercial—3.5%

Banc of America Funding Trust:
Series 2006-G,Cl. 2A4, 0.497%, 7/20/36[4]	$ 3,670,450	$3,449,171
Series 2014-R7,Cl. 3A1, 2.698%, 3/26/36[3,4]	3,363,858	3,422,389

BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 2.23%, 9/26/35[2,4]	1,039,567	1,051,535

Bear Stearns ARM Trust:
Series 2005-2,Cl. A1, 2.68%, 3/25/35[4]	2,379,805	2,390,990
Series 2005-9,Cl. A1, 2.66%, 10/25/35[4]	1,484,177	1,463,822

Bear Stearns Asset Backed Securities I Trust, Series 2005-HE6, Cl. M2, 1.226%, 6/25/35[4]	4,547,501	4,209,326

Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 2.48%, 1/25/36[4]	1,342,612	1,271,123

Citigroup Commercial Mortgage Trust, Series 2013-GC11, Cl. D, 4.604%, 4/10/46[2,4]	800,000	752,169

Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 2.57%, 10/25/35[4]	3,899,073	3,869,004

COMM Mortgage Trust:
Series 2012-CR4,Cl. D, 4.726%, 10/15/45[2,4]	180,000	171,654
Series 2012-CR5,Cl. E, 4.482%, 12/10/45[2,4]	1,650,000	1,565,626
Series 2013-CR7,Cl. D, 4.493%, 3/10/46[2,4]	2,075,000	1,881,643
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	4,370,000	4,551,417

COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0%, 12/10/45[5,6]	5,776,387	465,539

CSMC:
Series 2006-6,Cl. 1A4, 6.00%, 7/25/36	1,613,559	1,237,092
Series 2009-13R,Cl. 4A1, 2.672%, 9/26/36[2,4]	265,353	266,701

DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.834%, 11/10/46[2,4]	260,000	277,486

First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Cl. 1A6, 0.871%, 11/25/35[4]	751,801	535,593

FREMF Mortgage Trust:
Series 2012-K501,Cl. C, 3.517%, 11/25/46[2,4]	175,000	175,991
Series 2013-K25,Cl. C, 3.743%, 11/25/45[2,4]	350,000	335,532
Series 2013-K26,Cl. C, 3.723%, 12/25/45[2,4]	460,000	449,384
Series 2013-K27,Cl. C, 3.616%, 1/25/46[2,4]	400,000	395,057
Series 2013-K28,Cl. C, 3.494%, 6/25/46[2,4]	2,460,000	2,321,880
Series 2013-K502,Cl. C, 3.183%, 3/25/45[2,4]	720,000	728,908
Series 2013-K712,Cl. C, 3.371%, 5/25/45[2,4]	730,000	728,453
Series 2013-K713,Cl. C, 3.274%, 4/25/46[2,4]	480,000	476,920
Series 2014-K715,Cl. C, 4.264%, 2/25/46[2,4]	155,000	158,555
Series 2015-K44,Cl. B, 3.811%, 1/25/48[2,4]	2,005,000	1,914,641

GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6%, 4/25/37[2,4]	1,820,391	1,708,604

GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 2.862%, 7/25/35[4]	421,843	417,664

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Cl. E, 4.567%, 12/15/47[2,4]	2,500,000	2,374,732

JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-LDP8,Cl. AJ, 5.48%, 5/15/45[4]	3,920,000	4,002,698
Series 2012-C6,Cl. E, 5.372%, 5/15/45[2,4]	2,035,000	2,032,759

JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 2.691%, 7/25/35[4]	1,329,789	1,335,221

JP Morgan Resecuritization Trust:
Series 2009-11,Cl. 5A1, 2.672%, 9/26/36[2,4]	1,014,344	1,015,964
Series 2009-5,Cl. 1A2, 2.737%, 7/26/36[2,4]	1,388,891	1,239,107

JPMBB Commercial Mortgage Securities Trust:
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	1,825,000	1,915,409

11      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Commercial (Continued)

JPMBB Commercial Mortgage Securities Trust (Continued)
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	$ 1,180,000	$1,209,437

Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6,Cl. E, 4.813%, 11/15/45[2,4]	2,095,000	2,058,431
Series 2013-C7,Cl. D, 4.437%, 2/15/46[2,4]	1,245,000	1,179,375
Series 2013-C8,Cl. D, 4.308%, 12/15/48[2,4]	485,000	456,967
Series 2014-C14,Cl. B, 4.804%, 2/15/47[4]	80,000	86,452
Series 2014-C19,Cl. AS, 3.832%, 12/15/47	3,650,000	3,750,746

Morgan Stanley Capital I Trust, Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	2,325,000	2,400,103

Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 2.177%, 11/26/36[2,4]	1,904,880	1,424,172

Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.394%, 6/26/46[2,4]	2,058,398	2,071,379

RAMP Trust, Series 2005-RS6, Cl. M4, 0.871%, 6/25/35[4]	5,700,000	4,976,778

RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 2.315%, 7/26/45[2,4]	361,013	360,895

Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 2.425%, 8/25/34[4]	806,957	811,530

Structured Agency Credit Risk Debt Nts.:
Series 2014-DN1,Cl. M2, 2.397%, 2/25/24[4]	1,660,000	1,664,132
Series 2015-DNA2,Cl. M2, 2.821%, 12/25/27[4]	1,005,000	1,005,842

UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 5.046%, 5/10/63[2,4]	240,000	237,801

WaMu Mortgage Pass-Through Certificates Trust:
Series 2005-AR14,Cl. 1A4, 2.513%, 12/25/35[4]	869,367	844,276
Series 2005-AR16,Cl. 1A1, 2.392%, 12/25/35[4]	967,349	919,656

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR10,Cl. 1A1, 2.717%, 6/25/35[4]	2,664,109	2,726,571
Series 2005-AR15,Cl. 1A6, 2.736%, 9/25/35[4]	936,809	895,011
Series 2006-AR7,Cl. 2A4, 2.806%, 5/25/36[4]	202,200	193,083
Series 2006-AR8,Cl. 2A4, 2.744%, 4/25/36[4]	535,441	524,448
Series 2007-16,Cl. 1A1, 6.00%, 12/28/37	500,590	524,142
Series 2007-AR3,Cl. A4, 5.81%, 4/25/37[4]	38,854	37,889
Series 2007-AR8,Cl. A1, 2.81%, 11/25/37[4]	862,642	765,549

WF-RBS Commercial Mortgage Trust:
Series 2012-C10,Cl. D, 4.605%, 12/15/45[2,4]	890,000	851,120
Series 2012-C7,Cl. E, 4.993%, 6/15/45[2,4]	500,000	495,027
Series 2012-C8,Cl. E, 5.037%, 8/15/45[2,4]	2,790,000	2,764,830
Series 2013-C11,Cl. D, 4.319%, 3/15/45[2,4]	278,000	261,734
Series 2013-C15,Cl. D, 4.63%, 8/15/46[2,4]	625,000	590,067

WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 0%, 3/15/44[2,5,6]	17,150,750	750,951

		93,398,153

Multi-Family—0.1%

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15,Cl. 1A2, 2.736%, 9/25/35[4]	1,793,162	1,753,696
Series 2006-AR2,Cl. 2A3, 2.698%, 3/25/36[4]	425,378	420,312

		2,174,008

12      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Residential—1.3%

Asset-Backed Funding Certificates Trust, Series 2005-HE2, Cl. M3, 1.001%, 6/25/35[4]	$ 4,000,000	$3,706,834

Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	258,447	237,810
Series 2007-C,Cl. 1A4, 4.441%, 5/20/36[4]	260,083	243,950

Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6%, 3/25/37	786,969	718,768

Bear Stearns ARM Trust, Series 2006-1, Cl. A1, 2.58%, 2/25/36[4]	2,398,688	2,382,177

Bear Stearns Asset Backed Securities I Trust, Series 2004-HE9, Cl. M2, 2.021%, 11/25/34[4]	3,199,943	2,919,772

Carrington Mortgage Loan Trust, Series 2006-FRE1, Cl. A2, 0.331%, 7/25/36[4]	330,113	326,490

CHL Mortgage Pass-Through Trust:
Series 2005-26,Cl. 1A8, 5.50%, 11/25/35	899,167	860,875
Series 2006-6,Cl. A3, 6.00%, 4/25/36	412,940	398,870

Countrywide Alternative Loan Trust:
Series 2005-21CB,Cl. A7, 5.50%, 6/25/35	1,093,733	1,024,804
Series 2005-J10,Cl. 1A17, 5.50%, 10/25/35	3,874,677	3,633,695

Countrywide Asset-Backed Certificates, Series 2004-6, Cl. M5, 2.126%, 8/25/34[4]	936,243	832,746

GMACM Home Equity Loan Trust, Series 2007-HE2, Cl. A2, 6.054%, 12/25/37[4]	14,405	14,137

Home Equity Mortgage Trust:
Series 2005-HF1,Cl. A2B, 0.921%, 2/25/36[4]	187,678	184,556
Series 2005-HF1,Cl. A3B, 0.921%, 2/25/36[4]	141,357	139,006

HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 0.531%, 7/25/35[4]	577,166	540,991

RAMP Trust, Series 2005-RS2, Cl. M4, 0.941%, 2/25/35[4]	4,469,000	4,035,217

WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.536%, 10/25/33[4]	679,259	696,224

Wells Fargo Mortgage Backed Securities Trust:
Series 2005-AR13,Cl. 1A5, 2.74%, 5/25/35[4]	2,141,860	2,157,531
Series 2006-AR10,Cl. 5A5, 2.737%, 7/25/36[4]	3,071,808	2,974,445

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR4,Cl. 2A2, 2.645%, 4/25/35[4]	4,599,221	4,631,960
Series 2006-AR14,Cl. 1A2, 5.828%, 10/25/36[4]	535,227	520,590
Series 2006-AR8,Cl. 2A1, 2.744%, 4/25/36[4]	1,676,418	1,641,999

		34,823,447

Total Mortgage-Backed Obligations (Cost $412,385,978)		418,758,261

U.S. Government Obligations—0.3%

Federal Home Loan Banks Nts., 1%, 12/19/17	2,430,000	2,429,239

United States Treasury Nts.:
0.75%, 2/28/18[9]	202,000	200,718
1.50%, 5/31/19[9]	4,530,000	4,550,439

Total U.S. Government Obligations (Cost $7,181,437)		7,180,396

Non-Convertible Corporate Bonds and Notes—20.3%

Consumer Discretionary—2.6%

Auto Components—0.0%

BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45	763,000	680,696

13      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Auto Components (Continued)

Johnson Controls, Inc., 1.40% Sr. Unsec. Nts., 11/2/17	$ 409,000	$405,003

		1,085,699

Automobiles—0.7%

Daimler Finance North America LLC, 8.50% Sr. Unsec. Unsub. Nts., 1/18/31	1,238,000	1,798,314

Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24	5,078,000	4,980,716

General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	2,106,000	2,262,307

General Motors Financial Co., Inc., 3% Sr. Unsec. Nts., 9/25/17	2,330,000	2,349,651

Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	616,000	608,339

Hyundai Capital America, 2.40% Sr. Unsec. Nts., 10/30/18[2]	2,342,000	2,337,976

Kia Motors Corp., 3.625% Sr. Unsec. Nts., 6/14/16[2]	1,502,000	1,518,270

ZF North America Capital, Inc., 4.75% Sr. Unsec. Nts., 4/29/25[2]	2,427,000	2,353,438

		18,209,011

Hotels, Restaurants & Leisure—0.2%

Brinker International, Inc., 2.60% Sr. Unsec. Nts., 5/15/18	456,000	454,952

Carnival Corp., 1.20% Sr. Unsec. Nts., 2/5/16	1,973,000	1,974,722

Marriott International, Inc., 3.25% Sr. Unsec. Nts., 9/15/22	1,440,000	1,423,303

Wyndham Worldwide Corp.:
2.95% Sr. Unsec. Nts., 3/1/17	451,000	454,580
6.00% Sr. Unsec. Nts., 12/1/16	1,797,000	1,873,160

		6,180,717

Household Durables—0.4%

Jarden Corp., 5% Sr. Unsec. Nts., 11/15/23[2]	2,306,000	2,377,774

Lennar Corp.:
4.75% Sr. Unsec. Nts., 11/15/22	780,000	781,950
4.75% Sr. Unsec. Nts., 5/30/25	1,551,000	1,527,735

Newell Rubbermaid, Inc., 2.15% Sr. Unsec. Nts., 10/15/18	1,412,000	1,405,913

Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23	2,362,000	2,328,932

Whirlpool Corp.:
1.35% Sr. Unsec. Nts., 3/1/17	521,000	519,655
1.65% Sr. Unsec. Nts., 11/1/17	510,000	509,904

		9,451,863

Leisure Equipment & Products—0.1%

Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18	2,288,000	2,264,081

Media—0.7%

21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	875,000	1,017,930

CCO Safari II LLC:
4.908% Sr. Sec. Nts., 7/23/25[2]	718,000	730,286
6.484% Sr. Sec. Nts., 10/23/45[2]	1,200,000	1,253,300

Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	1,025,000	1,432,771

Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	888,000	928,970

Historic TW, Inc.:
8.05% Sr. Unsec. Nts., 1/15/16	311,000	313,513
9.15% Debs., 2/1/23	560,000	732,369

14      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Media (Continued)

Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	$ 1,042,000	$1,039,188

Lamar Media Corp., 5% Sr. Unsec. Sub. Nts., 5/1/23	2,306,000	2,323,295

Pearson Funding Two plc, 4% Sr. Unsec. Nts., 5/17/16[2]	433,000	438,180

Scripps Networks Interactive, Inc., 2.70% Sr. Unsec. Nts., 12/15/16	2,308,000	2,335,943

Sky plc, 3.75% Sr. Unsec. Nts., 9/16/24[2]	1,211,000	1,204,941

Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17	2,350,000	2,346,769

Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	828,000	676,580

Viacom, Inc., 2.50% Sr. Unsec. Nts., 12/15/16	835,000	844,044

Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[2]	2,350,000	2,308,875

		19,926,954

Multiline Retail—0.1%

Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23[2]	2,190,000	2,288,550

Kohl’s Corp., 5.55% Sr. Unsec. Nts., 7/17/45	767,000	733,305

		3,021,855

Specialty Retail—0.2%

Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	2,142,000	2,243,745

Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44	758,000	843,214

Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	2,085,000	2,048,225

Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	1,073,000	1,069,418

		6,204,602

Textiles, Apparel & Luxury Goods—0.2%

Levi Strauss & Co., 5% Sr. Unsec. Nts., 5/1/25	2,370,000	2,375,925

PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	2,277,000	2,254,230

		4,630,155

Consumer Staples—1.5%

Beverages—0.3%

Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	1,561,000	2,247,536

Beam Suntory, Inc., 1.875% Sr. Unsec. Nts., 5/15/17	1,118,000	1,119,358

Constellation Brands, Inc., 4.75% Sr. Unsec. Nts., 11/15/24	2,205,000	2,271,150

Pernod Ricard SA:
2.95% Sr. Unsec. Nts., 1/15/17[2]	1,944,000	1,969,773
4.25% Sr. Unsec. Nts., 7/15/22[2]	1,390,000	1,438,382

		9,046,199

Food & Staples Retailing—0.3%

CVS Health Corp.:
5.125% Sr. Unsec. Nts., 7/20/45	628,000	672,929
5.30% Sr. Unsec. Nts., 12/5/43	529,000	579,223

Delhaize Group, 5.70% Sr. Unsec. Nts., 10/1/40	1,084,000	1,126,018

Delhaize Group SA, 6.50% Sr. Unsec. Nts., 6/15/17	278,000	296,361

Kroger Co. (The):
6.40% Sr. Unsec. Nts., 8/15/17	2,083,000	2,251,975
6.90% Sr. Unsec. Nts., 4/15/38	546,000	694,483

15      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Food & Staples Retailing (Continued)

Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44	$ 1,256,000	$1,287,002

		6,907,991

Food Products—0.6%

Bunge Ltd. Finance Corp.:
3.20% Sr. Unsec. Nts., 6/15/17	1,920,000	1,941,074
8.50% Sr. Unsec. Nts., 6/15/19	1,820,000	2,130,141

ConAgra Foods, Inc., 4.65% Sr. Unsec. Nts., 1/25/43	736,000	660,388

Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17	2,370,000	2,351,993

JM Smucker Co., 1.75% Sr. Unsec. Nts., 3/15/18	1,804,000	1,800,247

Kraft Foods Group, Inc., 5% Sr. Unsec. Nts., 6/4/42	538,000	550,350

Kraft Heinz Foods Co.:
3.95% Sr. Unsec. Nts., 7/15/25[2]	1,228,000	1,256,257
5.20% Sr. Unsec. Nts., 7/15/45[2]	279,000	293,639

TreeHouse Foods, Inc., 4.875% Sr. Unsec. Nts., 3/15/22	2,296,000	2,243,628

Tyson Foods, Inc.:
4.875% Sr. Unsec. Nts., 8/15/34	753,000	771,884
6.60% Sr. Unsec. Nts., 4/1/16	1,728,000	1,759,771

		15,759,372

Tobacco—0.3%

Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	1,277,000	2,115,705

Imperial Tobacco Finance plc, 2.05% Sr. Unsec. Nts., 7/20/18[2]	2,365,000	2,362,089

Reynolds American, Inc.:
5.85% Sr. Unsec. Nts., 8/15/45	1,054,000	1,184,809
6.75% Sr. Unsec. Nts., 6/15/17	1,795,000	1,928,496

		7,591,099

Energy—2.0%

Energy Equipment & Services—0.2%

Halliburton Co.:
3.80% Sr. Unsec. Nts., 11/15/25	218,000	219,845
5.00% Sr. Unsec. Nts., 11/15/45	849,000	866,230

Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	921,000	930,557

Nabors Industries, Inc., 2.35% Sr. Unsec. Nts., 9/15/16	1,532,000	1,528,712

Sinopec Group Overseas Development 2014 Ltd., 1.75% Sr. Unsec. Nts., 4/10/17[2]	2,330,000	2,326,710

		5,872,054

Oil, Gas & Consumable Fuels—1.8%

Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	1,352,000	1,432,202

Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	722,000	684,927

Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	1,262,000	1,150,139

Buckeye Partners LP, 6.05% Sr. Unsec. Nts., 1/15/18	1,043,000	1,096,644

Canadian Natural Resources Ltd.:
1.75% Sr. Unsec. Nts., 1/15/18	888,000	872,737
5.90% Sr. Unsec. Nts., 2/1/18	999,000	1,065,148

Cenovus Energy, Inc., 5.20% Sr. Unsec. Nts., 9/15/43	651,000	576,644

Cimarex Energy Co., 4.375% Sr. Unsec. Nts., 6/1/24	1,267,000	1,254,054

CNOOC Nexen Finance 2014 ULC, 1.625% Sr. Unsec. Nts., 4/30/17	2,056,000	2,048,654

16      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25[2]	$ 1,265,000	$1,213,878

Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	1,012,000	886,679

EnLink Midstream Partners LP:
2.70% Sr. Unsec. Nts., 4/1/19	1,842,000	1,775,172
4.40% Sr. Unsec. Nts., 4/1/24	534,000	490,533

Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	697,000	617,949
4.90% Sr. Unsec. Nts., 5/15/46	246,000	220,726

Husky Energy, Inc., 6.20% Sr. Unsec. Nts., 9/15/17	1,296,000	1,371,716

Kinder Morgan, Inc., 5% Sr. Unsec. Nts., 2/15/21[2]	1,832,000	1,745,345

Lukoil International Finance BV, 6.125% Sr. Unsec. Nts., 11/9/20[2]	14,000,000	14,543,970

MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.875% Sr. Unsec. Nts., 6/1/25	1,216,000	1,088,320

Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[2]	2,066,000	2,026,612
5.45% Sr. Unsec. Nts., 10/14/21[2]	919,000	928,834

Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25	460,000	412,836

Pioneer Natural Resources Co., 6.65% Sr. Unsec. Nts., 3/15/17	2,068,000	2,170,091

Regency Energy Partners LP/Regency Energy Finance Corp., 5% Sr. Unsec. Nts., 10/1/22	1,625,000	1,556,610

Spectra Energy Partners LP:
4.60% Sr. Unsec. Nts., 6/15/21	1,078,000	1,120,402
4.75% Sr. Unsec. Nts., 3/15/24	924,000	944,028

Suncor Energy, Inc., 6.10% Sr. Unsec. Nts., 6/1/18	2,069,000	2,259,172

Western Gas Partners LP, 4% Sr. Unsec. Nts., 7/1/22	1,466,000	1,405,721

Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[2]	1,850,000	1,889,744

		48,849,487

Financials—7.3%

Capital Markets—1.5%

Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[2]	1,842,000	1,837,185

Blackstone Holdings Finance Co. LLC:
4.45% Sr. Unsec. Nts., 7/15/45[2]	120,000	113,819
5.00% Sr. Unsec. Nts., 6/15/44[2]	2,067,000	2,128,460

Credit Suisse AG, New York, 3.625% Sr. Unsec. Nts., 9/9/24	3,046,000	3,075,610

Deutsche Bank AG, 4.50% Sub. Nts., 4/1/25	2,380,000	2,249,600

Goldman Sachs Capital II, 4% Jr. Sub. Perpetual Bonds[4,10]	5,993,000	4,299,977

Goldman Sachs Group, Inc. (The):
5.15% Sub. Nts., 5/22/45	1,704,000	1,706,490
5.70% Jr. Sub. Perpetual Bonds, Series L4,10	2,246,000	2,248,807

KKR Group Finance Co. III LLC, 5.125% Sr. Unsec. Nts., 6/1/44[2]	1,900,000	1,867,398

Lazard Group LLC:
3.75% Sr. Unsec. Nts., 2/13/25	562,000	525,643
4.25% Sr. Unsec. Nts., 11/14/20	1,678,000	1,753,975

Mellon Capital IV, 4% Jr. Sub. Perpetual Bonds[4,10]	6,000,000	4,777,500

Morgan Stanley:
4.30% Sr. Unsec. Nts., 1/27/45	1,340,000	1,309,776
5.00% Sub. Nts., 11/24/25	2,167,000	2,340,746

17      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Capital Markets (Continued)
Morgan Stanley: (Continued)
6.25% Sr. Unsec. Nts., 8/28/17	$ 1,000,000	$1,075,668
5.45% Jr. Sub. Perpetual Bonds, Series H4,10	2,330,000	2,297,963

Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16	2,337,000	2,349,208

Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	1,477,000	1,650,970

UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[4,10]	3,098,000	3,152,215

		40,761,010

Commercial Banks—2.9%

ABN AMRO Bank NV, 4.75% Sub. Nts., 7/28/25[2]	2,387,000	2,403,454

Bank of America Corp., 7.75% Jr. Sub. Nts., 5/14/38	1,818,000	2,516,741

Barclays plc, 3.65% Sr. Unsec. Nts., 3/16/25	1,904,000	1,850,560

BNP Paribas SA, 4.375% Sub. Nts., 9/28/25[2]	2,325,000	2,302,975

Citigroup, Inc.:
4.65% Sr. Unsec. Nts., 7/30/45	1,905,000	1,945,224
6.675% Sub. Nts., 9/13/43	1,056,000	1,310,498
5.95% Jr. Sub. Perpetual Bonds, Series D4,10	2,338,000	2,302,930

Citizens Financial Group, Inc.:
4.30% Sr. Unsec. Nts., 12/3/25	501,000	500,474
5.50% Jr. Sub. Perpetual Bonds[2,4,10]	2,353,000	2,323,587

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands), 4.375% Sub. Nts., 8/4/25	1,714,000	1,754,492

Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds[2,4,10]	1,965,000	2,230,275

FirstMerit Bank NA, 4.27% Sub. Nts., 11/25/26	2,179,000	2,200,049

JPMorgan Chase & Co.:
7.90% Jr. Sub. Perpetual Bonds, Series 1[4,10]	4,500,000	4,640,625
6.75% Jr. Sub. Perpetual Bonds, Series S4,10	1,947,000	2,112,008

Lloyds Banking Group plc:
6.413% Jr. Sub. Perpetual Bonds[2,4,10]	125,000	140,625
6.657% Jr. Sub. Perpetual Bonds[2,4,10]	1,913,000	2,154,516

Regions Bank, Birmingham AL:
2.25% Sr. Unsec. Nts., 9/14/18	1,896,000	1,901,222
6.45% Sub. Nts., 6/26/37	1,608,000	1,923,437

Regions Financial Corp., 7.375% Sub. Nts., 12/10/37	155,000	198,100

Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Series U4,10	2,200,000	2,309,560

Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[2,4,10]	2,175,000	2,240,250

SunTrust Banks, Inc.:
3.50% Sr. Unsec. Nts., 1/20/17	1,356,000	1,385,523
5.625% Jr. Sub. Perpetual Bonds[4,10]	2,289,000	2,306,168

Wachovia Capital Trust III, 5.57% Jr. Sub. Perpetual Bonds[4,10]	11,000,000	10,650,750

Wells Fargo & Co.:
7.98% Jr. Sub. Perpetual Bonds, Series K4,10	18,000,000	18,922,500
5.90% Jr. Sub. Perpetual Bonds, Series S4,10	1,844,000	1,883,185
5.875% Jr. Sub. Perpetual Bonds, Series U4,10	849,000	895,695

		77,305,423

Consumer Finance—0.4%

Ally Financial, Inc., 8% Sr. Unsec. Nts., 11/1/31	1,903,000	2,276,464

Capital One Financial Corp.:
3.20% Sr. Unsec. Nts., 2/5/25	1,920,000	1,856,544

18      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Consumer Finance (Continued)
Capital One Financial Corp.: (Continued)
5.55% Jr. Sub. Perpetual Bonds[4,10]	$ 2,358,000	$2,381,580

Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	1,945,000	1,912,334
3.95% Sr. Unsec. Nts., 11/6/24	1,635,000	1,622,737

Synchrony Financial:
4.25% Sr. Unsec. Nts., 8/15/24	783,000	784,167
4.50% Sr. Unsec. Nts., 7/23/25	1,679,000	1,692,459

		12,526,285

Diversified Financial Services—0.3%

McGraw Hill Financial, Inc., 2.50% Sr. Unsec. Nts., 8/15/18[2]	609,000	613,566

Nationwide Building Society, 3.90% Sr. Unsec. Nts., 7/21/25[2]	2,361,000	2,450,008

Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[2]	1,191,000	1,196,732

Suntory Holdings Ltd., 1.65% Sr. Unsec. Nts., 9/29/17[2]	1,199,000	1,192,759

Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[4]	2,235,000	2,262,938

		7,716,003

Insurance—1.3%

ACE INA Holdings, Inc.:
3.35% Sr. Unsec. Nts., 5/3/26	1,191,000	1,189,402
4.35% Sr. Unsec. Nts., 11/3/45	953,000	957,666

AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	1,808,000	1,809,206

Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[2]	1,728,000	1,820,317

Liberty Mutual Group, Inc.:
4.25% Sr. Unsec. Nts., 6/15/23[2]	2,276,000	2,330,437
4.85% Sr. Unsec. Nts., 8/1/44[2]	1,313,000	1,270,610

MetLife, Inc.:
5.25% Jr. Sub. Perpetual Bonds[4,10]	1,672,000	1,686,630
10.75% Jr. Sub. Nts., 8/1/39	10,000,000	15,825,000

Prudential Financial, Inc.:
5.20% Jr. Sub. Nts., 3/15/44[4]	1,281,000	1,276,196
5.375% Jr. Sub. Nts., 5/15/45[4]	576,000	585,360

TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[2]	2,173,000	2,200,647

Unum Group, 7.125% Sr. Unsec. Nts., 9/30/16	2,154,000	2,251,608

XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[4,10]	1,340,000	1,048,550

		34,251,629

Real Estate Investment Trusts (REITs)—0.8%

American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	922,000	1,001,849
5.90% Sr. Unsec. Nts., 11/1/21	1,053,000	1,177,330

Boston Properties LP, 3.70% Sr. Unsec. Nts., 11/15/18	2,182,000	2,269,468

Corrections Corp. of America, 4.625% Sr. Unsec. Nts., 5/1/23	2,255,000	2,150,706

First Industrial LP, 7.50% Sr. Unsec. Nts., 12/1/17	2,017,000	2,209,537

HCP, Inc., 5.625% Sr. Unsec. Nts., 5/1/17	1,222,000	1,283,913

Highwoods Realty LP, 7.50% Sr. Unsec. Nts., 4/15/18	2,003,000	2,229,926

Host Hotels & Resorts LP, 3.75% Sr. Unsec. Nts., 10/15/23	1,394,000	1,343,352

Kimco Realty Corp., 4.30% Sr. Unsec. Nts., 2/1/18	2,101,000	2,199,696

Liberty Property LP, 5.50% Sr. Unsec. Nts., 12/15/16	1,312,000	1,363,862

19      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Real Estate Investment Trusts (REITs) (Continued)

Prologis LP, 4% Sr. Unsec. Nts., 1/15/18	$ 1,188,000	$1,231,455

Regency Centers LP, 5.875% Sr. Unsec. Nts., 6/15/17	193,000	204,348

Ventas Realty LP, 1.25% Sr. Unsec. Nts., 4/17/17	800,000	795,469

WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[2]	1,997,000	1,985,427

Welltower, Inc., 2.25% Sr. Unsec. Nts., 3/15/18	475,000	475,058

		21,921,396

Real Estate Management & Development—0.1%

Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	2,476,000	2,474,693

Health Care—1.2%

Biotechnology—0.2%

AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	1,169,000	1,160,746
4.70% Sr. Unsec. Nts., 5/14/45	468,000	461,182

Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	640,000	646,104

Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	1,200,000	1,200,620
5.00% Sr. Unsec. Nts., 8/15/45	325,000	326,785

Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	1,042,000	1,063,045

		4,858,482

Health Care Equipment & Supplies—0.2%

Becton Dickinson & Co.:
1.45% Sr. Unsec. Nts., 5/15/17	1,914,000	1,912,459
3.875% Sr. Unsec. Nts., 5/15/24	1,029,000	1,056,142

DENTSPLY International, Inc., 2.75% Sr. Unsec. Nts., 8/15/16	2,135,000	2,156,798

Zimmer Biomet Holdings, Inc., 3.55% Sr. Unsec. Nts., 4/1/25	759,000	743,195

		5,868,594

Health Care Providers & Services—0.5%

Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24	1,143,000	1,142,478

CHS/Community Health Systems, Inc., 5.125% Sr. Sec. Nts., 8/1/21	2,235,000	2,268,525

Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[2]	2,104,000	2,288,100

Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	3,342,000	3,258,260

LifePoint Health, Inc., 5.50% Sr. Unsec. Nts., 12/1/21	2,195,000	2,200,487

McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	996,000	1,014,133

Medco Health Solutions, Inc., 7.125% Sr. Unsec. Nts., 3/15/18	1,018,000	1,131,049

		13,303,032

Life Sciences Tools & Services—0.1%

Life Technologies Corp., 3.50% Sr. Unsec. Nts., 1/15/16	123,000	123,409

Thermo Fisher Scientific, Inc.:
2.15% Sr. Unsec. Nts., 12/14/18[8]	932,000	931,972
4.15% Sr. Unsec. Nts., 2/1/24	916,000	961,452

20      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Life Sciences Tools & Services (Continued)
Thermo Fisher Scientific, Inc.: (Continued)
5.30% Sr. Unsec. Nts., 2/1/44	$717,000	$775,772

		2,792,605

Pharmaceuticals—0.2%

Actavis Funding SCS:
1.30% Sr. Unsec. Nts., 6/15/17	1,250,000	1,241,432
1.85% Sr. Unsec. Nts., 3/1/17	1,083,000	1,086,260
3.80% Sr. Unsec. Nts., 3/15/25	1,553,000	1,569,869
4.75% Sr. Unsec. Nts., 3/15/45	751,000	753,021

Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Nts., 4/15/18	1,986,000	1,842,015

		6,492,597

Industrials—1.5%

Aerospace & Defense—0.2%

L-3 Communications Corp.:
1.50% Sr. Unsec. Nts., 5/28/17	632,000	620,452
3.95% Sr. Unsec. Nts., 11/15/16	858,000	872,987

Lockheed Martin Corp., 3.55% Sr. Unsec. Nts., 1/15/26	1,245,000	1,259,669

Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	1,195,000	1,227,934

Textron, Inc.:
3.875% Sr. Unsec. Nts., 3/1/25	628,000	620,634
4.30% Sr. Unsec. Nts., 3/1/24	1,164,000	1,193,238

		5,794,914

Building Products—0.1%

Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	1,986,000	2,006,067

Commercial Services & Supplies—0.1%

Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	2,654,000	2,635,873

Electrical Equipment—0.1%

Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[2]	1,678,000	1,633,952

Industrial Conglomerates—0.2%

General Electric Capital Corp., 6.25% Jr. Sub. Perpetual Bonds, Series B4,10	5,095,000	5,808,300

Roper Technologies, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[8]	1,150,000	1,155,520

		6,963,820

Machinery—0.3%

Crane Co., 4.45% Sr. Unsec. Nts., 12/15/23	1,033,000	1,065,342

Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	1,823,000	1,881,405

Stanley Black & Decker, Inc., 2.451% Sub. Nts., 11/17/18	2,186,000	2,196,535

Xylem, Inc., 3.55% Sr. Unsec. Nts., 9/20/16	2,224,000	2,262,682

		7,405,964

Marine—0.0%

AP Moeller-Maersk, 3.875% Unsec. Nts., 9/28/25[2]	253,000	244,655

21      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Professional Services—0.1%

Experian Finance plc, 2.375% Sr. Unsec. Nts., 6/15/17[2]	$1,948,000	$1,951,789

Road & Rail—0.2%

Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	444,000	449,913

ERAC USA Finance LLC, 4.50% Sr. Unsec. Nts., 2/15/45[2]	669,000	629,361

Kansas City Southern de Mexico SA de CV, 3% Sr. Unsec. Nts., 5/15/23	743,000	711,997

Norfolk Southern Corp., 4.65% Sr. Unsec. Nts., 1/15/46	734,000	711,544

Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50% Sr. Unsec. Nts., 3/15/16[2]	977,000	980,909
3.75% Sr. Unsec. Nts., 5/11/17[2]	1,300,000	1,332,516
4.25% Sr. Unsec. Nts., 1/17/23[2]	1,177,000	1,197,228

		6,013,468

Trading Companies & Distributors—0.2%

Air Lease Corp., 3.875% Sr. Unsec. Nts., 4/1/21	2,233,000	2,260,912

International Lease Finance Corp., 5.875% Sr. Unsec. Nts., 8/15/22	2,123,000	2,299,740

		4,560,652

Information Technology—1.0%

Electronic Equipment, Instruments, & Components—0.3%

Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	2,152,000	2,329,344

Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22	2,620,000	2,719,348

Flextronics International Ltd., 4.75% Sr. Unsec. Nts., 6/15/25[2]	1,880,000	1,815,271

		6,863,963

Internet Software & Services—0.1%

VeriSign, Inc., 5.25% Sr. Unsec. Nts., 4/1/25	2,385,000	2,435,514

IT Services—0.2%

Fidelity National Information Services, Inc.:
1.45% Sr. Unsec. Nts., 6/5/17	1,804,000	1,789,732
2.85% Sr. Unsec. Nts., 10/15/18	550,000	555,502

Total System Services, Inc., 2.375% Sr. Unsec. Nts., 6/1/18	2,036,000	2,032,641

Xerox Corp.:
2.95% Sr. Unsec. Nts., 3/15/17	798,000	806,926
6.75% Sr. Unsec. Nts., 2/1/17	398,000	419,207

		5,604,008

Semiconductors & Semiconductor Equipment—0.0%

Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45	621,000	658,520

Software—0.2%

Autodesk, Inc.:
1.95% Sr. Unsec. Nts., 12/15/17	1,832,000	1,828,972
4.375% Sr. Unsec. Nts., 6/15/25	705,000	700,403

Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[2]	2,270,000	2,258,650

Oracle Corp., 3.40% Sr. Unsec. Nts., 7/8/24	1,588,000	1,620,422

		6,408,447

Technology Hardware, Storage & Peripherals—0.2%

Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	1,287,000	1,296,499

22      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Technology Hardware, Storage & Peripherals (Continued)

Hewlett Packard Enterprise Co.:
2.45% Sr. Unsec. Nts., 10/5/17[2]	$1,578,000	$1,582,343
6.20% Sr. Unsec. Nts., 10/15/35[2]	237,000	230,728
6.35% Sr. Unsec. Nts., 10/15/45[2]	1,083,000	1,043,062

		4,152,632

Materials—0.9%

Chemicals—0.3%

Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	931,000	863,532
4.125% Sr. Unsec. Nts., 3/15/35	465,000	402,717

Eastman Chemical Co.:
3.00% Sr. Unsec. Nts., 12/15/15	991,000	991,710
4.65% Sr. Unsec. Nts., 10/15/44	565,000	528,114

LYB International Finance BV, 5.25% Sr. Unsec. Nts., 7/15/43	653,000	660,152

Methanex Corp., 4.25% Sr. Unsec. Nts., 12/1/24	1,340,000	1,198,796

RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	1,901,000	1,823,848

Solvay Finance (America), 3.40% Sr. Unsec. Nts., 12/3/20[2]	559,000	558,922

Valspar Corp. (The):
3.30% Sr. Unsec. Nts., 2/1/25	638,000	611,877
3.95% Sr. Unsec. Nts., 1/15/26	1,122,000	1,128,091

		8,767,759

Construction Materials—0.2%

CRH America, Inc.:
5.125% Sr. Unsec. Nts., 5/18/45[2]	1,625,000	1,665,007
6.00% Sr. Unsec. Nts., 9/30/16	1,100,000	1,137,784

James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[2]	2,242,000	2,320,470

		5,123,261

Containers & Packaging—0.2%

Ball Corp., 4% Sr. Unsec. Nts., 11/15/23	2,435,000	2,337,600

Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	525,000	519,961
4.50% Sr. Unsec. Nts., 11/1/23	1,938,000	2,027,518

		4,885,079

Metals & Mining—0.1%

Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	595,000	575,690

Glencore Finance Canada Ltd., 3.60% Sr. Unsec. Nts., 1/15/17[2]	1,988,000	1,912,939

Glencore Funding LLC, 4.625% Sr. Unsec. Nts., 4/29/24[2]	410,000	311,621

Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	622,000	550,866

		3,351,116

Paper & Forest Products—0.1%

International Paper Co., 4.80% Sr. Unsec. Nts., 6/15/44	874,000	813,688

23      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Telecommunication Services—0.9%

Diversified Telecommunication Services—0.9%

AT&T, Inc., 4.35% Sr. Unsec. Nts., 6/15/45	$3,531,000	$3,099,438

British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	1,652,000	2,433,199

CenturyLink, Inc., Series S, 6.45% Sr. Unsec. Nts., 6/15/21	2,278,000	2,233,625

Deutsche Telekom International Finance BV, 5.75% Sr. Unsec. Nts., 3/23/16	2,138,000	2,169,935

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	355,000	341,052

Frontier Communications Corp.:
7.625% Sr. Unsec. Nts., 4/15/24	2,155,000	1,831,750
10.50% Sr. Unsec. Nts., 9/15/22[2]	382,000	380,090

Orange SA, 2.75% Sr. Unsec. Nts., 9/14/16	634,000	641,133

Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	1,186,000	1,263,090

Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18	2,278,000	2,333,091
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	876,000	1,066,826

Verizon Communications, Inc.:
3.50% Sr. Unsec. Nts., 11/1/24	923,000	928,001
4.50% Sr. Unsec. Nts., 9/15/20	4,333,000	4,709,750
4.522% Sr. Unsec. Nts., 9/15/48	1,308,000	1,201,114
5.012% Sr. Unsec. Nts., 8/21/54	520,000	494,899

		25,126,993

Utilities—1.4%

Electric Utilities—0.9%

AEP Texas Central Co., 3.85% Sr. Unsec. Nts., 10/1/25[2]	1,159,000	1,169,270

American Transmission Systems, Inc., 5% Sr. Unsec. Nts., 9/1/44[2]	579,000	588,647

EDP Finance BV, 5.25% Sr. Unsec. Nts., 1/14/21[2]	2,130,000	2,216,054

Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[2]	2,101,000	2,255,821

Exelon Corp., 3.95% Sr. Unsec. Nts., 6/15/25	2,341,000	2,377,192

ITC Holdings Corp.:
3.65% Sr. Unsec. Nts., 6/15/24	1,770,000	1,758,854
5.30% Sr. Unsec. Nts., 7/1/43	510,000	527,448

NextEra Energy Capital Holdings, Inc., 1.586% Sr. Unsec. Nts., 6/1/17	2,351,000	2,346,202

Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	368,000	394,704

PPL Capital Funding, Inc., 3.50% Sr. Unsec. Unsub. Nts., 12/1/22	1,413,000	1,436,259

PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[2]	2,970,000	3,272,753

Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18	1,953,000	2,197,725

Southern Power Co., 1.85% Sr. Unsec. Nts., 12/1/17	2,226,000	2,228,685

Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[2]	1,522,000	1,532,034

		24,301,648

24      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

			Principal Amount	Value

Independent Power and Renewable Electricity Producers—0.1%

Dayton Power & Light Co. (The), 1.875% Sec. Nts., 9/15/16			$1,335,000	$1,339,345

Multi-Utilities—0.4%

CenterPoint Energy, Inc., 5.95% Sr. Unsec. Nts., 2/1/17			1,629,000	1,709,745

CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24			1,316,000	1,355,548
5.05% Sr. Unsec. Unsub. Nts., 3/15/22			1,878,000	2,062,395

Consolidated Edison Co. of New York, Inc., 4.625% Sr. Unsec. Nts., 12/1/54			505,000	506,238

Dominion Gas Holdings LLC, 4.60% Sr. Unsec. Nts., 12/15/44			925,000	878,817

NiSource Finance Corp., 4.80% Sr. Unsec. Nts., 2/15/44			976,000	1,008,462

Puget Energy, Inc., 3.65% Sr. Sec. Nts., 5/15/25[2]			1,159,000	1,132,791

TECO Finance, Inc., 6.572% Sr. Unsec. Nts., 11/1/17			2,058,000	2,232,074

				10,886,070

Total Non-Convertible Corporate Bonds and Notes (Cost $541,629,759)				545,202,085

Convertible Corporate Bonds and Notes—0.8%

Clearwire Communications LLC/Clearwire Finance, Inc., 8.25% Cv. Sr. Unsec. Nts., 12/1/40[2]			20,500,000	20,833,125

SEACOR Holdings, Inc.:
2.50% Cv. Sr. Unsec. Nts., 12/15/27			1,150,000	1,096,812
3.00% Cv. Sr. Unsec. Nts., 11/15/28			666,000	530,719

Total Convertible Corporate Bonds and Notes (Cost $23,535,180)				22,460,656

Corporate Loans—3.4%

AZ Chem US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/10/21[4]			13,089,041	13,086,593

Celanese US Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C3, 2.443%, 10/31/18[4]			9,776,250	9,815,531

Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.00%, 4/23/20[4]			13,775,000	13,568,375

Energy Future Intermediate Holding Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, 4.25%, 6/20/16[4]			20,000,000	19,965,620

Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.75%, 6/30/19[4]			19,261,840	18,091,683

International Lease Finance Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.50%, 2/26/21[4]			17,000,000	16,955,732

Total Corporate Loans (Cost $92,799,059)				91,483,534

			Shares

Structured Security—0.3%

Merrill Lynch International & Co. CV, Macy’s, Inc. Equity Linked Nts., 2/10/16[2] (Cost $8,000,014)			170,977	6,873,419

Exercise		Expiration
Price		Date	Contracts

Exchange-Traded Option Purchased—0.1%

S&P 500 Index Call (Cost $2,061,912)[1]	USD 2,160.000	2/19/16	USD 760.00	1,465,280

25      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

			Exercise	Expiration
Counterparty			Price	Date	Contracts			Value

Over-the-Counter Options Purchased—0.0%

CNH Currency Put[1]	GSG	CNH	6.475	11/2/16	CNH		22,000,000	$65,824

CNH Currency Put[1]	GSG	CNH	6.388	7/13/16	CNH		163,500,000	886,170

CNH Currency Put[1]	GSG	CNH	6.388	7/13/16	CNH		32,500,000	176,150

Total Over-the-Counter Options Purchased (Cost $569,080)								1,128,144

		Pay/Receive
		Floating	Floating	Fixed	Expiration	Notional Amount
Counterparty		Rate	Rate	Rate	Date	(000’s)

Over-the-Counter Interest Rate Swaptions Purchased—0.1%

Interest Rate Swap maturing 1/25/26 Call[1]	GSG	Receive	Six-Month JPY BBA LIBOR	1.870%	1/21/16	JPY	5,406,000	—

Interest Rate Swap maturing 11/21/28 Call[1]	GSG	Receive	Six-Month JPY BBA LIBOR	0.850	11/19/18	JPY	512,000	97,375

Interest Rate Swap maturing 11/22/27 Call[1]	GSG	Receive	Six-Month JPY BBA LIBOR	1.070	11/20/17	JPY	8,437,000	592,122

Interest Rate Swap maturing 11/7/28 Call[1]	GSG	Receive	Three- Month USD BBA LIBOR	2.680	11/5/18	USD	6,500	303,130

Interest Rate Swap maturing 3/21/28 Call[1]	GSG	Receive	Three- Month USD BBA LIBOR	2.580	3/19/18	USD	14,400	612,358

Interest Rate Swap maturing 4/18/28 Call[1]	GSG	Receive	Three- Month USD BBA LIBOR	2.505	4/16/18	USD	36,000	1,662,154

26      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Pay/Receive
		Floating	Floating	Fixed	Expiration	Notional Amount
Counterparty		Rate	Rate	Rate	Date	(000’s)		Value

Over-the-Counter Interest Rate Swaptions Purchased (Continued)

Interest Rate Swap maturing 7/25/28 Call[1]	GSG	Receive	Six-Month JPY BBA LIBOR	1.050%	7/23/18	JPY	2,000,000	$228,005

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $6,857,225)								3,495,144

						Shares

Investment Companies—23.2%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.20%[11,12]							169,722,186	169,722,186

Oppenheimer Master Loan Fund, LLC[11]							25,642,188	370,720,829

Oppenheimer Ultra-Short Duration Fund, Cl. Y11							12,188,872	61,066,250

SPDR Gold Trust Exchange Traded Fund[1,13]							185,700	18,926,544

Total Investment Companies (Cost $641,731,222)								620,435,809

Total Investments, at Value (Cost $2,899,342,420)							108.4%	2,905,129,135

Net Other Assets (Liabilities)							(8.4)	(226,205,788)

Net Assets							100.0%	$2,678,923,347

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $291,272,216 or 10.87% of the Fund’s net assets at period end.

27      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

3. Restricted security. The aggregate value of restricted securities at period end was $74,520,922, which represents 2.78% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Aircraft Lease Securitisation Ltd., Series 2007-1A, Cl. G3, 0.453%, 5/10/32	5/14/13-1/9/15	$7,858,933	$7,991,103	$132,170
Airspeed Ltd., Series 2007-1A, Cl. G1, 0.467%, 6/15/32	7/28/10-4/15/15	29,663,975	28,619,040	(1,044,935)
Airspeed Ltd., Series 2007-1A, Cl. G2, 0.477%, 6/15/32	4/8/11	7,722,258	7,299,930	(422,328)
American Credit Acceptance Receivables Trust, Series 2015- 3, Cl. B, 3.56%, 10/12/21	9/30/15	2,129,786	2,122,125	(7,661)
Banc of America Funding Trust, Series 2014-R7, Cl. 3A1, 2.698%, 3/26/36	3/6/15-5/13/15	3,431,616	3,422,389	(9,227)
Blade Engine Securitization Ltd., Series 2006-1A, Cl. A1, 1.197%, 9/15/41	5/15/13	1,208,168	1,091,716	(116,452)
Blade Engine Securitization Ltd., Series 2006-1A, Cl. B, 3.197%, 9/15/41	11/10/09-6/15/15	4,630,102	2,513,991	(2,116,111)
Blade Engine Securitization Ltd., Series 2006-1AW, Cl. A1, 0.497%, 9/15/41	4/19/13-5/29/13	16,184,412	15,011,099	(1,173,313)
Raspro Trust, Series 2005-1A, Cl. G, 0.745%, 3/23/24	6/11/13-7/7/15	6,647,978	6,449,529	(198,449)

		$79,477,228	$74,520,922	$(4,956,306)

4. Represents the current interest rate for a variable or increasing rate security.

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $9,461,542 or 0.35% of the Fund’s net assets at period end.

6. Interest rate is less than 0.0005%.

7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $143,981 or 0.01% of the Fund’s net assets at period end.

8. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

9. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $4,628,341. See Note 6 of the accompanying Consolidated Notes.

28      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

10. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

11. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares August 31, 2015	Gross Additions	Gross Reductions	Shares November 30, 2015

Oppenheimer Institutional Money
Market Fund, Cl. E	248,654,557	154,967,566	233,899,937	169,722,186
Oppenheimer Master Loan Fund, LLC	23,522,129	2,120,059	—	25,642,188
Oppenheimer Ultra-Short Duration Fund, Cl. Y	12,167,055	21,817	—	12,188,872

		Value	Income	Realized Gain

Oppenheimer Institutional Money Market Fund, Cl. E		$169,722,186	$98,980	$—
Oppenheimer Master Loan Fund, LLC		370,720,829	4,846,107[a]	689,568	[a]
Oppenheimer Ultra-Short Duration Fund, Cl. Y		61,066,250	109,018	—

Total		$601,509,265	$5,054,105	$689,568

a. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

12. Rate shown is the 7-day yield at period end.

13. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

Forward Currency Exchange Contracts as of November 30, 2015
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

BOA	02/2016	USD	35,817	CHF	36,000	$650,836	$—
BOA	02/2016	USD	29,824	EUR	27,825	354,689	—
BOA	02/2016	USD	19,104	JPY	2,347,000	—	4,902
BOA	02/2016	USD	28,584	THB	1,036,000	—	254,221
DEU	02/2016	USD	4,697	SEK	40,760	10,245	—
JPM	02/2016	USD	22,509	AUD	31,910	—	474,601
JPM	02/2016	USD	4,049	CAD	5,370	28,133	—
MSCO	02/2016	USD	19,516	CAD	26,010	39,750	—
NOM	02/2016	USD	7,699	CHF	7,690	187,415	—

Total Unrealized Appreciation and Depreciation						$1,271,068	$733,724

29      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Futures Contracts as of November 30, 2015
Description		Exchange	Buy/Sell	Expiration Date	Number of Contracts		Value	Unrealized Appreciation (Depreciation)

Euro-BTP		EUX	Sell	12/8/15		55	$8,190,058	$(386,225)
United States Treasury Long Bonds		CBT	Buy	3/21/16		63	9,702,000	(2,330)
United States Treasury Nts., 2 yr.		CBT	Buy	3/31/16		230	50,035,781	(10,880)
United States Treasury Nts., 5 yr.		CBT	Buy	3/31/16		71	8,426,258	(7,205)
United States Treasury Nts., 10 yr.		CBT	Sell	3/21/16		239	30,218,563	2,383
United States Ultra Bonds		CBT	Buy	3/21/16		239	37,866,563	66,345

								$(337,912)

Centrally Cleared Credit Default Swaps at November 30, 2015
Reference Asset		Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid )	Value

CDX.IG.23		Sell	1.000%	12/20/19	USD	25,000	$(186,650)	$233,399

CDX.IG.23		Sell	1.000	12/20/19	USD	25,000	(177,124)	233,399

CDX.IG.25		Sell	1.000	12/20/20	USD	4,800	(50,881)	55,760

CDX.NA.HY.22		Buy	5.000	6/20/19	USD	19,200	1,665,600	(1,256,283)

iTraxx.Main.24		Buy	1.000	12/20/20	EUR	27,500	443,110	(540,052)

iTraxx.Main.24		Buy	1.000	12/20/20	EUR	22,000	355,416	(432,041)

Total of Cleared Credit Default Swaps							$2,049,471	$(1,705,818)

Over-the-Counter Credit Default Swaps at November 30, 2015
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid )	Value

Kingdom of Spain	BOA	Buy	1.000%	12/20/20	USD	16,400	$86,558	$(191,944)

Malaysia	BAC	Buy	1.000	12/20/20	USD	1,500	(70,447)	45,380

Malaysia	BNP	Buy	1.000	12/20/20	USD	7,500	(488,351)	226,898

Malaysia	MOS-A	Buy	1.000	12/20/20	USD	7,500	(376,739)	226,898

Portuguese Republic	GSG	Buy	1.000	12/20/20	USD	11,000	(381,493)	383,174

Total of Over-the-Counter Credit Default Swaps							$(1,230,472)	$690,406

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**

Investment Grade Corporate Debt Indexes	$54,800,000	$-	BBB+

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

30      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaps at November 30, 2015
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Value

BOA	Pay	Three- Month CNY CNREPOFIX =CFXS	2.730%	11/6/20	CNY 10,000	$(6,635)

BOA	Pay	Three- Month CNY CNREPOFIX =CFXS	2.900	7/24/20	CNY 84,000	32,011

GSG	Pay	Three- Month CNY CNREPOFIX =CFXS	2.830	8/14/20	CNY 19,000	308

Total of Over-the-Counter Interest Rate Swaps						$25,684

Over-the-Counter Total Return Swaps at November 30, 2015
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)	Value

Blackstone Group LP (The)	GSG	Receive	Twelve-Month USD BBA LIBOR plus 74 basis points	7/22/16	USD 20,693	$(5,519,674)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
DEU	Deutsche Bank AG
GSG	Goldman Sachs Group, Inc. (The)
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Offshore Chinese Renminbi
CNY	Chinese Renminbi

31      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Currency abbreviations indicate amounts reporting in currencies (Continued)

EUR	Euro
JPY	Japanese Yen
SEK	Swedish Krona
THB	Thailand Baht
Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
CDX.NA.HY.22	Markit CDX North American High Yield
CDX.IG.23	Markit CDX Investment Grade Index
CDX.IG.25	Markit CDX Investment Grade Index
CNREPOFIX=CFXS	Repurchase Fixing Rates
iTraxx.Main.24	Credit Default Swap Trading Index for a Specific Basket of Securities
S&P	Standard & Poors
Exchange Abbreviations
CBT	Chicago Board of Trade
EUX	European Stock Exchange

32      OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS November 30, 2015 Unaudited

1. Organization

Oppenheimer Capital Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Capital Income Fund Cayman Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds related to gold or other special minerals (“Gold ETFs”). The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

At period end, the Fund owned 9,632 shares with net assets of $20,715,388 in the Subsidiary.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures

33      OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and

34      OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

“asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Standard inputs generally considered by third-party
Security Type	pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or

35      OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$50,737,436	$—	$—	$50,737,436
Consumer Staples	54,883,577	—	—	54,883,577
Energy	68,277,062	—	—	68,277,062

36      OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Common Stocks (Continued)
Financials	$171,433,363	$—	$—	$171,433,363
Health Care	120,089,422	19,727,956	—	139,817,378
Industrials	147,417,472	—	—	147,417,472
Information Technology	96,905,749	—	—	96,905,749
Materials	59,987,002	—	—	59,987,002
Telecommunication Services	41,996,917	—	—	41,996,917
Utilities	48,910,731	—	—	48,910,731
Preferred Stocks	—	6,459,660	—	6,459,660
Asset-Backed Securities	—	284,808,961	15,011,099	299,820,060
Mortgage-Backed Obligations	—	418,758,261	—	418,758,261
U.S. Government Obligations	—	7,180,396	—	7,180,396
Non-Convertible Corporate Bonds and Notes	—	545,202,085	—	545,202,085
Convertible Corporate Bonds and Notes	—	22,460,656	—	22,460,656
Corporate Loans	—	91,483,534	—	91,483,534
Structured Security	—	6,873,419	—	6,873,419
Exchange-Traded Option Purchased	1,465,280	—	—	1,465,280
Over-the-Counter Options Purchased	—	1,128,144	—	1,128,144
Over-the-Counter Interest Rate Swaptions Purchased	—	3,495,144	—	3,495,144
Investment Companies	249,714,980	370,720,829	—	620,435,809

Total Investments, at Value	1,111,818,991	1,778,299,045	15,011,099	2,905,129,135
Other Financial Instruments:
Forward currency exchange contracts	—	1,271,068	—	1,271,068
Futures contracts	68,728	—	—	68,728
Centrally cleared swaps, at value	—	522,558	—	522,558
Swaps, at value	—	914,669	—	914,669

Total Assets	$1,111,887,719	$1,781,007,340	$15,011,099	$2,907,906,158

Liabilities Table
Other Financial Instruments:
Forward currency exchange contracts	$—	$(733,724)	$—	$(733,724)
Futures contracts	(406,640)	—	—	(406,640)
Centrally cleared swaps, at value	—	(2,228,376)	—	(2,228,376)
Swaps, at value	—	(5,718,253)	—	(5,718,253)

Total Liabilities	$(406,640)	$(8,680,353)	$—	$(9,086,993)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

37      OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 3*

Assets Table
Investments, at Value:
Mortgage-Backed Obligations
Non-Agency	$3,707,236	$(3,707,236)

Total Assets	$3,707,236	$(3,707,236)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is pe

rmitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek income. The Fund’s investment in the Master Fund is included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its

38      OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund. The Fund owns 30.0% of the Master Fund at period end.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

39      OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$293,017,897
Sold securities	54,579,991

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the Fund pledged $915,178 of collateral to the counterparty for forward roll transactions.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the

40      OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Equity Security Risk (Continued)

equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not

41      OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

42      OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $14,887,651 and $182,388,546, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

43      OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the reporting period, the Fund had an ending monthly average market value of $89,885,663 and $58,379,288 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $990,158 and $1,015,705 on purchased call options and purchased put options, respectively.

44      OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no outstanding written options.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

45      OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

For the reporting period, the Fund had ending monthly average notional amounts of $107,271,205 and $51,200,000 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

46      OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

For the reporting period, the Fund had ending monthly average notional amounts of $16,580,334 on interest rate swaps which receive a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

For the reporting period, the Fund had ending monthly average notional amounts of $20,692,848 on total return swaps which are long the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption

47      OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the reporting period, the Fund had an ending monthly average market value of $3,871,098 on purchased swaptions.

At period end, the Fund had no outstanding written swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $4,628,341.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the

48      OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

49      OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$2,900,498,986
Federal tax cost of other investments	67,140,894

Total federal tax cost	$2,967,639,880

Gross unrealized appreciation	$127,633,715
Gross unrealized depreciation	(129,031,881)

Net unrealized depreciation	$(1,398,166)

50      OPPENHEIMER CAPITAL INCOME FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Capital Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/15/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/15/2016

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	1/15/2016